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         EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                   AS ADDED BY
                   SECTION 906 OF THE SARBANES-OXLEY ACT 2002


                  In connection with the Annual Report, as amended, of Royal Bancshares of Pennsylvania, Inc ("Royal") on Form 10-K for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey T. Hanuscin, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               1 The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

               2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Royal as of the dates and for the periods expressed in the Report.







                                               /s/ Jeffrey T. Hanuscin
                                               -----------------------
                                               Jeffrey T. Hanuscin
                                               Chief Financial Officer
                                               June 8, 2006.

            The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.